INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 28, 2018

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Treasury Collateral ETF (the “Fund”)

The following information in the second paragraph under the section titled “Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

The Underlying Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds. The Fund expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of 12 months.

Please Keep This Supplement For Future Reference.

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